SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 9, 2005


BEAR STEARNS ASSET BACKED SECURITIES I LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-125422                20-0842986
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
----------------------------            -----------            ----------------
     of Incorporation)                 File Number)          Identification No.)

383 Madison Avenue                                                   10179
New York, New York
------------------                                            ------------------
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.


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Item 8.01.  Other Events.
            ------------

         On or about September 9, 2005, the Registrant will cause the issuance and sale of approximately $315,369,000 initial principal amount of Bear Stearns Asset Backed Securities Trust 2005-3, Asset Backed Certificates, Series 2005-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005, among the Registrant as depositor, EMC Mortgage Corporation, as master servicer and seller, and LaSalle Bank National Association, as trustee.

         In connection with the sale of the Series 2005-3 Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-IO, Class R-I and Class R-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-125422, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

         Not applicable.


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         (b)      Pro Forma Financial Information.
                  --------------------------------

         Not applicable.

         (c)      Exhibits
                  --------

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                       DESCRIPTION
-----------       --------------           -------------------------------------
     1                   99                Computational Materials --
                                           Computational Materials (as defined
                                           in Item 5) that have been provided by
                                           the Underwriter to certain
                                           prospective purchasers of Bear
                                           Stearns Asset Backed Securities Trust
                                           2005-3, Asset Backed Certificates,
                                           Series 2005-3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                      By:      /s/ Baron Silverstein
                                         ---------------------------------------
                                          Name:  Baron Silverstein
                                          Title: Vice President


Dated:  September 9, 2005


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                                  EXHIBIT INDEX


                    Item 601(a) of        Sequentially
                    Regulation S-K        Numbered
Exhibit Number        Exhibit No.         Description           Page
--------------      --------------        -----------           ----
1                        99               Computational
                                          Materials